QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

TRADEMARK COLLATERAL
SECURITY AND PLEDGE AGREEMENT

        TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of December 19, 2001 among Gander Mountain Company, a Delaware corporation having its principal executive offices at 4567 80th Street, Bloomington, Minnesota 55437, (the "Assignor"), and Fleet Retail Finance, Inc., a Delaware corporation having an office at 40 Broad Street, Boston, Massachusetts 02109, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Revolving Credit Lenders") which are, or may in the future become, parties to a Loan and Security Agreement dated as of December 19, 2001 (as amended and in effect from time to time, the "Loan and Security Agreement"), among the Assignor, the Revolving Credit Lenders and the Agent.

        WHEREAS, it is a condition precedent to the Revolving Credit Lenders making any loans or otherwise extending credit to the Assignor under the Loan and Security Agreement that the Assignor execute and deliver to the Agent, for the benefit of itself and the Revolving Credit Lenders, a trademark agreement in substantially the form hereof;

        WHEREAS, the Assignor has executed and delivered to the Agent, for the benefit of itself and the Revolving Credit Lenders, the Loan and Security Agreement pursuant to which the Assignor has granted to the Agent, for the benefit of itself and the Revolving Credit Lenders, a security interest in certain of the Assignor's personal property assets, including without limitation the trademarks, service marks, trademark and service mark registrations, and trademark and service mark registration applications listed on Schedule A attached hereto, all to secure the payment and performance of the Liabilities (as defined in the Loan and Security Agreement); and

        WHEREAS, this Trademark Agreement is supplemental to the provisions contained in the Loan and Security Agreement;

        NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan and Security Agreement. In addition, the following terms shall have the meanings set forth in this §1 or elsewhere in this Trademark Agreement referred to below:

          Assignment of Marks.    See §2.1.

          Associated Goodwill.    All goodwill of the Assignor and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

          Pledged Trademarks.    All of the Assignor's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all products and proceeds of any and all of the foregoing.

          PTO.    The United States Patent and Trademark Office.

          Related Assets.    All assets, rights and interests of the Assignor that uniquely reflect or embody the Associated Goodwill, including the following:

            (a)   all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

            (b)   the following documents and things in the possession or under the control of the Assignor, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Assignor, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Assignor in connection with the Trademarks, Trademark Rights or Trademark License Rights, whether prior to, on or subsequent to the date hereof:

              (i)    all lists, contracts, ancillary documents and other information that identify, describe or provide information with respect to any customers, dealers or distributors of the Assignor, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks, Trademark Rights or Trademark License Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

              (ii)   all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks, Trademark Rights or Trademark License Rights;

              (iii)  all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks, Trademark Rights or Trademark License Rights; and

              (iv)  all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Trademarks, Trademark Rights or Trademark License Rights.

          Trademark Agreement.    This Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

          Trademark License Rights.    Any and all present or future rights and interests of the Assignor pursuant to any and all present and future franchising or licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the present or future, including the right (but not the obligation) in the name of the Assignor or the Agent to enforce, and sue and recover for, any breach or violation of any such agreement to which the Assignor is a party.

          Trademark Registrations.    All present or future federal, state, local and foreign registrations of the Trademarks, all present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Assignor or the Agent, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

          Trademark Rights.    Any and all present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Assignor or the Agent for any and all present and future infringements or dilution of or any other damages or injury to the Trademarks, any of the Trademark Rights, Trademark License Rights or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such present or future infringement, dilution, damage or injury.

          Trademarks.    All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Assignor, that (i) are set forth on Schedule A hereto, or (ii) have been adopted, acquired, owned, held or used by the Assignor and are now owned, held or used by the Assignor, in the Assignor's business, or with the Assignor's products and services, or in which the Assignor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and used by the Assignor in the Assignor's business or with the Assignor's products and services, or in which the Assignor in the future acquires any right, title or interest.

          U.S. Trademarks.    All of the Trademarks with respect to which the Assignor's rights have arisen or arise under the common law, the laws of any state or commonwealth of the United States or of the United States.

          use.    With respect to any Trademark, all uses of such Trademark by, for or in connection with the Assignor or its business or for the direct or indirect benefit of the Assignor or its business, including all such uses by the Assignor itself, by any of the affiliates of the Assignor, or by any franchisee, licensee or contractor of the Assignor. For the avoidance of doubt, the Assignor shall not be deemed to "use" any trademark of a third party merely because the Assignor acquires goods or services (marked with such trademark) from such third party for resale or use in the ordinary course of the Assignor's business.

        Unless otherwise provided herein, the rules of interpretation set forth in §19.14 of the Loan and Security Agreement shall be applicable to this Trademark Agreement.

2. GRANT OF SECURITY INTEREST.

        2.1.    Security Interest; Assignment of Marks.    As collateral security for the payment and performance in full of all of the Liabilities, the Assignor hereby unconditionally grants to the Agent, for the benefit of itself and the Revolving Credit Lenders, a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Agent for the benefit of itself and the Revolving Credit Lenders. In addition, the Assignor has executed in blank and delivered to the Agent an assignment of federally registered trademarks in substantially the form of Exhibit 1 hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Agent to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Agent's remedies under this Trademark Agreement and the Loan and Security Agreement.

        2.2.    Conditional Assignment.    In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in §2.1, the Assignor grants, assigns, transfers, conveys and sets over to the Agent, for the benefit of itself and the Revolving Credit Lenders, the Assignor's entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only upon the sale or other disposition of or foreclosure upon the Collateral by the Agent pursuant to the Loan and Security Agreement and applicable law (including the transfer or other disposition of the Collateral by the Assignor to the Agent or its nominee in lieu of foreclosure).

        2.3.    Supplemental to Loan and Security Agreement.    Pursuant to the Loan and Security Agreement the Assignor has granted to the Agent, for the benefit of itself and the Revolving Credit Lenders, a continuing security interest in and lien on the Collateral (including the Pledged Trademarks). The Loan and Security Agreement, and all rights and interests of the Agent in and to the Collateral (including the Pledged Trademarks) thereunder, are hereby ratified and confirmed in all respects. In no event shall this

Trademark Agreement, the grant, assignment, transfer and conveyance of the Pledged Trademarks hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Loan and Security Agreement, the security interest of the Agent in the Collateral (including the Pledged Trademarks) pursuant to the Loan and Security Agreement and this Trademark Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code (including the security interest in the Pledged Trademarks), or any present or future rights and interests of the Agent in and to the Collateral under or in connection with the Loan and Security Agreement, this Trademark Agreement or the Uniform Commercial Code. Any and all rights and interests of the Agent in and to the Pledged Trademarks (and any and all Liabilities of the Assignor with respect to the Pledged Trademarks) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Agent (and the Liabilities of the Assignor) in, to or with respect to the Collateral (including the Pledged Trademarks) provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

        The Assignor represents, warrants and covenants that: as of the date hereof, except as set forth on Schedule B attached hereto, (i) Schedule A sets forth a true and complete list of all Trademark Registrations and other material Trademarks now owned, licensed, controlled or used by the Assignor; (ii) the Trademark Registrations and other material Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending (other than objections raised during the pendency of an application) concerning the validity or enforceability of the Trademark Registrations and other material Trademarks, other than litigation or proceedings which would not have a material adverse effect on the business or assets of the Assignor; (iii) to the best of the Assignor's knowledge, each of the Trademark Registrations and other material Trademarks is valid and enforceable; (iv) to the best of the Assignor's knowledge, there is no infringement by others of the Trademark Registrations, other material Trademarks, Trademark Rights or Trademark License Rights which would have a material adverse effect on the business or assets of the Assignor; (v) no written claim has been received by the Assignor that the use of any of the Trademark Registrations or material Trademarks by the Assignor does or may violate the rights of any third person, and to the best of the Assignor's knowledge, there is no infringement by the Assignor of the trademark rights of others which would have a material adverse effect on the business or assets of the Assignor; (vi) the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademark Registrations (other than ownership and other rights reserved by third party owners with respect to Trademarks that the Assignor is licensed to use), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Assignor not to sue third persons, other than the security interest and assignment created by the Loan and Security Agreement and this Trademark Agreement; (vii) the Assignor has the unqualified right to enter into this Trademark Agreement and to perform its terms; (viii) the Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks; (ix) the Assignor has used, and will continue to use for the duration of this Trademark

Agreement, consistent standards of quality in its manufacture and provision of products and services sold or provided under the Trademarks; (x) this Trademark Agreement, together with the Loan and Security Agreement, will create in favor of the Agent a valid and perfected first priority security interest in the U.S. Trademarks upon making the filings referred to in clause (xi) of this §3; and (xi) except for the filing of financing statements with the Secretary of State for the State of Delaware under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (A) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby in the U.S. Trademarks or for the execution, delivery and performance of this Trademark Agreement by the Assignor, or (B) for the perfection of or the exercise by the Agent of any of its rights and remedies hereunder, solely to the extent arising under the laws of any state or commonwealth of the United States or the United States.

4. INSPECTION RIGHTS.

        The Assignor hereby grants to each of the Agent and the Revolving Credit Lenders and its employees and agents the right to visit the Assignor's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

5. NO TRANSFER OR INCONSISTENT AGREEMENTS.

        Without the Agent's prior written consent (which consent shall not be unreasonably withheld or delayed), except for licenses of the Pledged Trademarks in the ordinary course of the Assignor's business consistent with past practices, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Trademark Agreement or the Loan and Security Agreement.

6. AFTER-ACQUIRED TRADEMARKS, ETC.

        6.1.    After-acquired Trademarks.    If, before the Liabilities shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations, Trademark Rights or Trademark License Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Assignor shall quarterly provide to the Agent notice thereof in writing and execute and deliver to the Agent such documents or instruments as the Agent may reasonably request further to implement, preserve or evidence the Agent's interest therein.

        6.2.    Amendment to Schedule.    The Assignor authorizes the Agent to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Assignor's further approval or signature, by amending Exhibit A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations, Trademark Rights or Trademark License Rights under §2 or §6.

7. TRADEMARK PROSECUTION.

        7.1.    Assignor Responsible.    As between the Assignor, the Agent and the Revolving Credit Lenders, the Assignor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold each of the Agent and the Revolving Credit Lenders harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Agent or any Revolving Credit Lender in connection with the Agent's interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain trademark counsel reasonably acceptable to the Agent.

        7.2.    Assignor's Duties, etc.    The Assignor shall have the right and the duty (to the extent determined by the Assignor in its reasonable business judgment to be advisable), through trademark counsel reasonably acceptable to the Agent, to prosecute diligently any trademark registration applications of the Trademarks pending as of the date of this Trademark Agreement or thereafter, to preserve and maintain all rights in the Trademarks and Trademark Registrations, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademarks or Trademark Registrations. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. The Assignor shall not abandon any filed trademark registration application, or any Trademark Registration or Trademark, without the consent of the Agent, which consent shall not be unreasonably withheld or delayed.

        7.3.    Assignor's Enforcement Rights.    The Assignor shall have the right and the duty (to the extent determined by the Assignor in its reasonable business judgment to be advisable) to bring suit or other action in the Assignor's own name to maintain and enforce the Trademarks, the Trademark Registrations, the Trademark Rights and the Trademark License Rights. The Assignor may require the Agent to join in such suit or action as necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Agent is completely satisfied that such joinder will not subject the Agent or any Bank to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Agent for all damages, costs and expenses, including legal fees, incurred by the Agent pursuant to this §7.3.

        7.4.    Protection of Trademarks, etc.    In general, the Assignor shall take (to the extent determined by the Assignor in its reasonable business judgment to be advisable) any and all such actions (including institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Trademarks, the Trademark Registrations, the Trademark Rights or the Trademark License Rights. The Assignor shall not take (to the extent determined by the Assignor in its reasonable business judgment to be advisable) or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would adversely affect the validity, grant or enforcement of the Trademarks, the Trademark Registrations, the Trademark Rights or the Trademark License Rights.

        7.5.    Notification by Assignor.    Promptly upon obtaining knowledge thereof, the Assignor will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations or the Assignor's rights, title or interests in and to the Trademarks, the Trademark Registrations, the Trademark Rights or the Trademark License Rights and of any event that does or reasonably could materially adversely affect the value of any of the Trademarks, the Trademark Registrations, the Trademark Rights or the Trademark License Rights, the ability of the Assignor or the Agent to dispose of any of the Trademarks, the Trademark Registrations, the Trademark Rights or the Trademark License Rights or the rights and remedies of the Agent in relation thereto (including but not limited to the levy of any legal process against any of the Trademarks, the Trademark Registrations, the Trademark Rights or the Trademark License Rights).

8. REMEDIES.

        Upon the occurrence and during the continuance of an Event of Default, the Agent shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in §2.2 hereof), the Loan and Security Agreement and the other Loan Documents, all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Agent in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Liabilities as set forth in or by reference in the Loan and Security Agreement. Written notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Assignor at least ten (10) days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

9. COLLATERAL PROTECTION.

        If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached in any material respect, the Agent, in its own name or that of the Assignor (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Agent for any cost or expense incurred by the Agent in so doing.

10. POWER OF ATTORNEY.

        If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Agent to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Agent to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases each of the Agent and the Revolving Credit Lenders from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent under this power of attorney (except for the Agent's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

11. FURTHER ASSURANCES.

        The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Agent the grant, perfection and priority of the Agent's security interest in the Pledged Trademarks.

12. TERMINATION.

        At such time as all of the Liabilities have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Pledged Trademarks previously granted, assigned, transferred and conveyed to the Agent by the Assignor pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Agent pursuant hereto or the Loan and Security Agreement.

13. COURSE OF DEALING.

        No course of dealing between the Assignor and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Loan and Security Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14. EXPENSES.

        Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Agent in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Assignor.

15. OVERDUE AMOUNTS.

        Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan and Security Agreement.

16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY REVOLVING CREDIT LENDER ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE AGENT AND THE REVOLVING CREDIT LENDERS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT OR ANY REVOLVING CREDIT LENDER WITH RESPECT TO SUCH LIABILITIES.

17. NOTICES.

        All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a)   if to the Assignor, at Gander Mountain Company, 4567 80th Street, Bloomington, Minnesota 55437, Attention: Robert Klein, Chief Financial Officer, or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice, with a copy to Gander Mountain Company, 4567 80th Street, Bloomington, Minnesota 55437, Attention: Legal Department,; and

          (b)   if to the Agent, at Fleet Retail Finance Inc., 40 Broad Street, Boston, Massachusetts 02109, Attention: Sally A. Sheehan, or at such other address for notice as the Agent shall last have furnished in writing to the person giving the notice, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Robert A.J. Barry, Esq.

        Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

18. AMENDMENT AND WAIVER.

        This Trademark Agreement is subject to modification only by a writing signed by the Agent (with the consent of the Majority Lenders) and the Assignor, except as provided in §6.2 hereof. The Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Agent and the Majority Lenders. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

19. GOVERNING LAW; CONSENT TO JURISDICTION.

        THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Assignor agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in §17. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

20. WAIVER OF JURY TRIAL.

        THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Agent or any Revolving Credit Lender nor any representative, agent or attorney of the Agent or any Revolving Credit Lender has represented, expressly or otherwise, that the Agent or any Revolving Credit Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Loan and Security Agreement and the other Loan Documents to which the Agent or any Revolving Credit Lender is a party, the Agent and the Revolving Credit Lenders are relying upon, among other things, the waivers and certifications contained in this §20.

21. MISCELLANEOUS.

        The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Agent, the Revolving Credit Lenders and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Loan and Security Agreement, the provisions of the Loan and Security Agreement shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Trademark Agreement.

        IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.

GANDER MOUNTAIN COMPANY
By:	/s/ Dennis M. Lindahl Name: Dennis M. Lindahl Title: Assistant Treasurer
FLEET RETAIL FINANCE INC., as Agent
By:	/s/ Sally A. Sheehan Name: Sally A. Sheehan Title: Director

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF MA	)
) ss.
COUNTY OF SUFFOLK	)

        Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 19th day of December, 2001, personally appeared Dennis M. Lindahl to me known personally, and who, being by me duly sworn, deposes and says that he is the Assistant Treasurer of Gander Mountain Company, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Dennis M. Lindahl acknowledged said instrument to be the free act and deed of said corporation.

/s/ Patricia A. Mallard Notary Public My commission expires: Dec. 17, 2004

QuickLinks

  Exhibit 10.7
TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT
1. DEFINITIONS.
2. GRANT OF SECURITY INTEREST.
3. REPRESENTATIONS, WARRANTIES AND COVENANTS.
4. INSPECTION RIGHTS.
5. NO TRANSFER OR INCONSISTENT AGREEMENTS.
6. AFTER-ACQUIRED TRADEMARKS, ETC.
7. TRADEMARK PROSECUTION.
8. REMEDIES.
9. COLLATERAL PROTECTION.
10. POWER OF ATTORNEY.
11. FURTHER ASSURANCES.
12. TERMINATION.
13. COURSE OF DEALING.
14. EXPENSES.
15. OVERDUE AMOUNTS.
16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.
17. NOTICES.
18. AMENDMENT AND WAIVER.
19. GOVERNING LAW; CONSENT TO JURISDICTION.
20. WAIVER OF JURY TRIAL.
21. MISCELLANEOUS.